                                                                   EXHIBIT 10.10

                                LEASE AGREEMENT

          In this agreement of lease, made and entered into by and between Stephen F. Meyer, doing business as PARKWOOD BUSINESS PROPERTIES, 700 Ironwood Drive, Suite 300, Coeur d'Alene, Idaho 83814, hereafter called the OWNER; and PAQUIN CONSULTING, INC., hereafter called the TENANT, agree as follows:

1.   PREMISES.  The OWNER agrees to lease and the TENANT agrees to accept a
     --------
commercial space approximately 1,808 square feet in a commercial building known as 7950 Meadowlark Way, Coeur d'Alene, Idaho 83814.

2.   TERM and COMMENCEMENT.  The term of this lease is to be three (3) years
     ---------------------
commencing on the first day of the month following the occupancy of the leased space. The rent shall commence on the day of occupancy and then run for the unexpired portion of the month plus three (3) years. Occupancy is targeted for November 19, 1997.

3.   RENT. The rent shall be payable in monthly installments in advance on the
     ----
first day of each month in the amount of $1,140.00.

4.   RELOCATION. The TENANT is moving from the 1910 Northwest Boulevard
     ----------
building. Upon occupancy at 7950 Meadowlark Way, TENANT shall have no further obligation for its previous suite in the 1910 Northwest Boulevard building, providing rents are current and carpets are cleaned upon vacancy.

5.   DEPOSIT.  The TENANT agrees to deposit with the OWNER the sum of $1,140.00
     -------
as security for the full performance of this lease. The present deposit in the amount of $1,020.00 shall be applied to the total deposit requirement, leaving a balance due of $120.00, to be paid upon execution of this lease. The security deposit may be applied to any default in the rent or to any repairs, damage, key changes, or cleaning required by TENANT'S occupancy. The remaining balance shall be refunded promptly by the OWNER at the end of the lease term.

6.   LATE CHARGES.  The TENANT acknowledges that late payment by the TENANT to
     ------------
the OWNER of rent or other sum due hereunder will cause the OWNER to incur costs not contemplated by the lease, the exact amount of which would be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on the OWNER by the terms of any mortgage or deed of trust covering the premises. Therefore, in the event the TENANT should fail to pay the rent or other sum due within ten (10) days of the date due, the TENANT shall pay the OWNER as additional rent a late charge equal to 3% of the amount overdue. A $25.00 charge will be paid by the TENANT to the OWNER FOR each returned check.

7.   SERVICES.  The OWNER shall pay the property taxes and building insurance.
     --------
The TENANT shall pay for separately metered utilities (gas electric and telephone) and for a pro-rata share of 14.49% (1808/12480 = 14.49%) of all common area expenses for exterior maintenance including, but not limited to, parking lot maintenance, building exterior, grounds maintenance, water, irrigation water, sewer, and parking lot lighting. All inside maintenance shall be the responsibility of the TENANT. Major HVAC repairs (compressor failure) shall be borne by the OWNER; routine maintenance (such as filter replacement) shall be by the TENANT.

8.   BUSINESS.  The TENANT shall occupy and use the premises for office use and
     --------
for no other purpose without the written consent of the OWNER, which shall not be unreasonably withheld. In no event will the TENANT use the premises for any purpose which is unlawful or a nuisance.

9.   SIGNS.  The signing for the Prairie Commerce Park is standardized by the
     -----
OWNER. The TENANT shall place no signs or lighting in or on the windows or outside walls. A $50.00 one time fee may be charged for TENANT's name on an outside directory.

10.  KEYING.  The OWNER will provide two (2) keys to TENANT's suite upon
     ------
occupancy. Any additional keys shall be made at the expense of the TENANT. The building has a master keying system and re-keying of suite doors requires prior approval of the OWNER. Any such re-keying would then be the expense of the TENANT.

11.  RESTRICTIONS ON USE.  If TENANT shall use the premises in any manner that
     -------------------
will increase risks covered by insurance on the premises and result in an increase in the rate of insurance, the TENANT shall pay any such increase. TENANT shall not keep, use, or sell anything prohibited by any policy of fire insurance covering the premises, and shall comply with all requirements of the insurers applicable to the premises necessary to keep in force the fire and liability insurance.

12.  HAZARDOUS SUBSTANCES.  TENANT agrees that it will keep on or around the
     --------------------
leased premises for use, disposal, treatment, generation, storage or sale, any substances designated as, or containing components designated as hazardous, dangerous, toxic or harmful and/or which are subject to regulation as hazardous substances by any federal, state or local law. Small quantities of some compounds that are hazardous in large quantities may be allowable under the law. TENANT will be fully liable to OWNER for any and all clean-up costs and other charges imposed by any government authority with respect to TENANT's use, disposal, treatment, generation, storage and/or sale of hazardous substances, in or about the leased premises. TENANT shall indemnify and save OWNER harmless from any costs incurred and/or assessed against OWNER as a result of TENANT's use, disposal, treatment, generation, storage and/or sale of hazardous substances.

13.  MAINTENANCE.  The TENANT shall keep the premises in neat and orderly
     -----------
condition. The TENANT shall not commit any waste nor allow any disfigurement to occur to the building in any way. Repairs due to negligence of the TENANT, its agents, employees, guests or customers shall be the responsibility of the TENANT at no cost to the OWNER. At the end of the term the TENANT agrees to return the premises to the OWNER in as good a condition as they were at the beginning of the term, reasonable wear and tear excepted. All carpet floors shall be vacuumed weekly and cleaned semi-annually by the TENANT. Carpet protectors shall be used under all rolling chairs. Should TENANT vacate the space for any reason, carpets shall be shampooed by TENANT upon vacancy.

14.  OUTSIDE APPEARANCE.  The TENANT specifically acknowledges the emphasis on
     ------------------
a clean and tidy appearance requirement for the entire PRAIRIE COMMERCE PARK project. Consequently there shall be no outside storage for any overnight period.

15.  PETS.  Pets are not permitted in or on the premises.
     ----

16.  FIXTURES.  The TENANTS may not make any alterations, additions, or changes
     --------

17.  INSURANCE REQUIREMENTS.
     ----------------------

     (a)  Fire and Insurance.  If the building is damaged or destroyed by fire,
          ------------------
the OWNER will, within 30 days, advise the TENANT of intent to repair or rebuild the building. Any rebuilding shall be completed within 90 days. During the period of rebuilding the rent will be discontinued on a damaged area pro rata basis until the damaged part is ready for reoccupancy. The term of the lease shall be extended by the period of reconstruction. In the event the building is not rebuilt, the lease shall terminate and any unearned rent shall be refunded.

          The OWNER shall carry fire and extended coverage insurance to protect its interest in the building but shall have no responsibility for the property or business of the TENANT on the premises. If the TENANT desires insurance on any interest it may have in the premises or any property located on the premises, or business interruption insurance, it shall obtain such insurance at the TENANT's expense.

     (b)  Public Liability and Personal Property Damage.  TENANT shall, at
          ---------------------------------------------
TENANT's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than $1,000,000.00 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by OWNER and shall insure TENANT with OWNER as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of the TENANT hereunder.

     (c)  Insurance Policies.  TENANT shall deliver to OWNER copies of liability
          ------------------
insurance policies required above, or certificates evidencing the existence and amounts of such insurance within seven (7) days after occupancy of Premises. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to OWNER.
TENANT shall, at lease thirty (30) days prior to the expiration of such policies, furnish OWNER with renewals thereof.

     18.  WAIVER OF SUBROGATION RIGHTS.  Anything in this lease agreement to the
          ----------------------------
contrary notwithstanding, OWNER and TENANT each hereby waives any and all rights of recovery, claim, action or cause of action, against the other, its agents, officers, directors, shareholders or employees, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or said Building of which the Leased Premises are a part, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire, extended coverage and all other perils insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees, and covenants that no insurer shall hold any right of subrogation against such other party. These subrogation rights shall not relieve either party from acts or omissions which are intentional or are a result of gross negligence thereof or other liability not covered by insurance.

     19.  DELIVERY, ACCEPTANCE AND SURRENDER OF PREMISES.  The OWNER represents
          ----------------------------------------------
that the premises are in fit condition for use by the TENANT on the occupancy date. The TENANT agrees to acknowledge acceptance of the space with an estoppel letter to the OWNER upon request. TENANT shall surrender the premises at the end of the lease term, or any renewal thereof, in the same condition as when TENANT took possession, allowing for reasonable use and wear. Before delivery, TENANT shall remove all business signs placed on the premises by the TENANT and restore the portion of the premises on which they were placed to the same condition as when received.

20.  ESTOPPEL CERTIFICATE.  The TENANT agrees to execute an estoppel agreement
     --------------------
to any mortgagee of the OWNER certifying as to such facts specified (if true) and agreeing to the requested notice provisions.

21.  SUBORDINATION TO MORTGAGE.  The TENANT agrees that this lease agreement is
     -------------------------
subject and subordinate to any mortgage or deed of trust which may encumber the building. This clause is to be self-operative and no further instrument of subordination need be required by any mortgagee. OWNER will act in good faith to obtain a non-disturbance letter from any mortgagee.

22.  HOLD HARMLESS.  TENANT shall not be liable to OWNER, or to OWNER'S agents,
     -------------
servants, employees, customers or invitees for any damage to person or property caused by any act, omission or neglect of OWNER, and OWNER agrees to hold TENANT harmless from call claims for such damage. OWNER shall not be liable to TENANT, or to TENANT'S agents, servants, employees, customers, or invitees for any damage to person or property caused by any act, omission or neglect of TENANT, and TENANT agrees to hold OWNER harmless from all claims for any such damage.

23.  ASSIGNMENT OR SUBLEASE.  The TENANT shall not sub-let or assign any part
     ----------------------
of this lease without the written consent of the OWNER. Such consent shall not be unreasonably withheld. Such consent is not required in the event of transfer of ownership of the business.

24.  ACCESS.  The TENANT will allow the OWNER or his agents free access to the
     ------
premises at all reasonable times.

25.  DEFAULT.  If the TENANT defaults in payment of rent for more than ten (10)
     -------
days, or if the TENANT shall default in any of the covenants and conditions of this lease for twenty (20) clays, or if any petition shall be filed by or against TENANT to declare TENANT bankrupt or to delay, reduce or modify TENANT's debts or obligations, this lease shall be considered in default. In the event of such default, the OWNER shall give written notice to the TENANT and the TENANT shall have twenty (20) days to cure such default. In the event such default is not corrected, the OWNER may have any one or more of the following remedies in addition to all other rights and remedies provided by law unless such default is on covenants which cannot be corrected in 20 days but TENANT is acting in good faith and pursues corrective action:

          (a) The OWNER shall be entitled to terminate the TENANT'S rights of possession and to repossess the leased space without any further notice, all without terminating this lease agreement. After due process of law, the OWNER may remove the possessions of the TENANT and store them at a place elected by the OWNER at the expense of the TENANT. The OWNER may sell anything of value according to the law and apply the proceeds to the lease obligation and costs of this action.

          (b) The OWNER may act as agent for the TENANT and relet the space for the account of the TENANT for such rent and upon such terms as shall be satisfactory to the OWNER. For the purposes of such reletting, the OWNER is authorized to redecorate, or to make any changes to the leased space as may be necessary or convenient. If the OWNER is unsuccessful in reletting, or if such reletting is at a rent lower than this lease agreement, the TENANT shall be responsible for any deficiency. In the event of reletting, the rent shall be first applied to any legal costs of the default action, then to the cost of reoccupying the space and storing the TENANT's goods, then to redecorating or any changes, then to any past rent due under the lease, then any remainder shall be held by the OWNER and applied to any future rent or deficiency as may occur under this lease, and any remainder at the end of this term shall be paid to the TENANT. Any deficiency from reletting shall be paid by the TENANT monthly.

          (c) It is agreed that this Lease is an obligation of the TENANT for the total value of the number of months of term times the monthly rental. The OWNER has an obligation to try to relet the leased premises and in the event of reletting at a rental that is less than this lease rent, the TENANT shall pay such current damages, herein called deficiency, to the OWNER monthly on the days on which the rent would have been payable under this lease if the TENANT were still in possession, and the OWNER shall be entitled to recover from the TENANT each monthly deficiency as such deficiency shall arise. At any time after default by TENANT in failing to pay said deficiency, the OWNER shall be entitled to recover from the TENANT, and the TENANT shall pay to the OWNER, on demand, as and for liquidated and agreed final damages for the TENANT's default, an amount equal to the difference between the rent for the unexpired portion of the Lease term and the then fair and reasonable rental value of the leased property for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of default and the fair and reasonable rental value of the leased property for the period for which such installment was payable shall be discounted to the date of termination of this lease at the rate of eight per cent per annum. If the leased property or any part thereof is relet by the OWNER for the unexpired term of this Lease or any part thereof before presentation of proof of such liquidated damages to the court, the amount of rent payable under such reletting shall be deemed prima facie to be the fair and reasonable rental value for the part or the whole of the leased property.

26.  QUIET ENJOYMENT.  So long as the TENANT is not in default in the payment
     ---------------
of its rent or any other obligation of this lease or in the performance of any of the terms, covenants or conditions of the lease, TENANT's possession and rights and privileges under the lease shall not be diminished by any mortgagee or any successor to the OWNER's interest in the property.

27.  EFFECT OF HOLDING OVER.  If the TENANT should remain in the possession of
     ----------------------
the leased premises after the expiration of this lease term and without executing a new lease, such holding over shall be construed as a tenancy from month to month at a rent equal to 125% of the rent in this lease agreement subject to all of the conditions and obligations of this lease as would apply to month to month tenancy.

28.  WAIVER.  Failure of the OWNER to declare any default immediately upon
     ------
occurrence thereof or delay in taking any action in connection therewith shall not waive such default, but OWNERS shall have the right to declare any such default at any time thereafter.

29.  ATTORNEY'S FEES.  In the event either party places the enforcement of this
     ---------------
lease agreement, or any part thereof, or the collection of any rent due, or to become due hereunder, or recovery of the possession of the leased premises in the hands of an attorney, or files suit upon the same, the non-prevailing (or defaulting) party shall pay other party's reasonable attorneys' fees and court costs.

30.  LIENS.  The TENANT agrees to keep the premises free from all liens and
     -----
charges for any material or service supplied at its request.

31.  BINDING EFFECT.  All provisions of this lease shall apply to and be binding
     --------------
on the parties hereto, their successors, heirs, executors and assigns.

32.  AUTHORITY.  The parties hereto warrant that they have the authority to
     ---------
commit to this agreement.

33.  CONDEMNATION.  In the event of any exercise of a lawful right of eminent
     ------------
domain on a portion of the leased premises, the lease premises shall be adjusted to the remaining portion, provided it is suitable for the TENANT's purposes, and any unearned rent shall be refunded.

34.  NOTICE.  All notices shall be in writing addressed to either party at the
     ------
address shown at the beginning of this lease and shall be deemed to have been fully given when mailed by certified or registered U.S. mail Any alternate address must be given in writing with at least 15 days notice.

OWNER:  PARKWOOD BUSINESS               TENANT: PAQUIN CONSULTING,
        PROPERTIES                              INC.


/s/ Stephen F. Meyer date 10/23/97      /s/ Anthony J. Paquin date 10/27/97
--------------------      --------      ---------------------      --------
Stephen F. Meyer                        Anthony J. Paquin
                                           (and)


                                        /s/ Gary Paquin       date 10/27/97
                                        ---------------------      --------
                                        Gary Paquin

                                        GUARANTEED BY: (as individuals)


                                        /s/ Anthony J. Paquin date 10/27/97
                                        ---------------------      --------
                                        Anthony J. Paquin
                                           (and)

                                        /s/ Gary Paquin       date 10/27/97
                                        ---------------------      --------
                                        Gary Paquin

                                                                October 23, 1997


                              7950 MEADOWLARK WAY
                        NEW SPACE FOR PAQUIN CONSULTING


                             Remodel scope of work


Add a two fixture toilet room
     vct tile floor
     PL wainscote
     Sink in small cabinet
     3-1/2 gal toilet - white
     Sheet rock ceiling with storage above
     3068 masonite door to match existing, Schlege F lever privacy 626

Add alcove for coffee bar
     5' upper & lower cabinets
     Compartments for small ref and microwave above

Fill in O/H door with window and wall section
     Remove and store existing O/H door

Add closet with passing doors between water valves and coffee bar
     Provide shelf brackets on studs with particle board shelves

Purchase and install carpet in open office area

Existing lighting and open ceiling remains the same in the open office area

No changes to HVAC except for exhaust fan in toilet room

                              LEASE AMENDMENT #1

The Parties:   Paquin Consulting, Inc., as TENANT, 7950 Meadowlark Way, Coeur
               d'Alene, ID 83814, and PARKWOOD BUSINESS PROPERTIES, 700 Ironwood
               Drive, Suite 300, Coeur d'Alene, ID 83814, as OWNER

The Lease:     The lease dated 10/27/97

The Changes:   This Amendment changes the following:

               The "Parties" are revised to be NETIVATION, INC., as TENANT, and PARKWOOD BUSINESS PROPERTIES, as OWNER.

               The "Premises" are revised to reflect the addition of 1,040 square feet of adjacent space which will become effective upon completion of the remodel, targeted for June 1, 1998 (see attached Remodel Scope of Work, Schedule, and Floor Plan). The new total square footage will be 2,848 square feet.

               The "Rent" section is revised to reflect additional monthly rent amounts for both the Upgrade Remodel and the Expansion space as detailed on the attached Summary dated April 30, 1998.

               The Rent shall be payable in monthly installments in advance on the first day of each month as follows:

                     Mo. Base  Upgrade Remodel  Expansion   Total Monthly
Lease Period         Rent      Addl. Rent/Mo.   Rent/Mo.    Base Rent
11/19/97-3/31/98     $1140.00  $   -0-          $   -0-     $1140.00
4/1/98-5/31/98       $1140.00  $194.00          $   -0-     $1334.00
6/1/98-12/31/2000    $1140.00  $194.00          $780.00*    $2114.00

     * Billing for any partial month of the expansion space will be pro-rated and will begin upon occupancy

All other terms and conditions of the original base lease remain the same.

for the TENANT:  Netivation, Inc.

/s/ Anthony J. Paquin                         5/4/98
------------------------                     -------------------
By:  Anthony J. Paquin                       Date
Its:  President
  (and)

/s/ Gary Paquin                             5/4/98
--------------------------------            -------------
By:  Gary Paquin                            Date
Its:  Vice President, Sales

GUARANTEED BY:  (as individuals)

/s/ Anthony J. Paquin                       5/4/98
--------------------------------            -------------
Anthony J. Paquin                           Date
  (and)

/s/ Gary Paquin                             5/4/98
--------------------------------            -------------
Gary Paquin                                 Date

for the OWNER:  Parkwood Business Properties

/s/ Stephen F. Meyer                        5/4/98
--------------------------------            -------------
Stephen F. Meyer                            Date

                                                                  April 29, 1998


                              7950 MEADOWLARK WAY
                      1040 SF OF NEW SPACE FOR NETIVATION


                            Remodel scope of work:


Revise air conditioning

Build 3 new offices as shown on the attached Floor Plan

Add coffee bar cabinets
     - include space for cube refer below and microwave above
     - include 17x22 stainless steel sink

Recarpet similar to existing space.  4" rubber base

Add 2x4 acoustical tile ceiling
     - 2x4 3-tube flat lens fluorescent fixtures as standard
     - optional pendant luminaire upcharge

Replace windowsills

Repaint

Add 1" building standard mini blinds

Cut opening (no door required) between existing and new office spaces

Parkwood Business Properties, 700 Ironwood Dr., Ste 300, Coeur d'Alene, Idaho
                                     83814
                    Voice 208:667-4086     Fax 208:667-5147

MEMO
                                                                  April 30, 1998

TO:  Tony Paquin

FROM:  Steve Meyer

SUBJECT:  Office space events


Here is a summary of the events in your office space growth:

7950 Meadowlark Way
     Main suite
          initially 511 sf of finished office
               1297 sf of open space
                    added toilet room
                    coffee bar
                    closet
                    carpet
                                                       Initial Rent:  $1140/mo

          Upgrade remodel
               added acoustical ceiling
               New lighting
               Revise air conditioning
               Conference room
               Prep'd walls for wallpaper by Netivation
               Blinds for all windows
                                                       Add'l rent:  $194/mo

     Expansion into 1040 sf next door
               Revise A/C
               Replace carpet
               Add coffee bar
               Add three offices
               Acoustical ceiling
               Add new lighting
               Replace window sills
               Repaint

                                                       Add'l rent:  $780/mo

Attached is scope of work for Nick, a schedule and a lease amendment. Please sign the lease amendment and Chris will pick it up. Nick is ready to begin.

                                  MAP OF AREA


                              7950 Meadowlark Way
                          Paquin Construction Remodel
                            1/8" - 1'-0"   10-23-97

                                  MAP OF AREA





1040 sf remodel for Netivation                                          PARKWOOD
7950 Meadowlark Way                                                     BUSINESS
Coeur d'Alene, ID 83814                                               PROPERTIES
 April 30, 1998 Revision

                               NETIVATION REMODEL
                               7950 Meadowlark Way
                                     Suite C

-----------------------------------------------------------------------------------------------------
ID    Name                              Dur    Start      Finish      Sequence  April 26
-----------------------------------------------------------------------------------------------------
 1    Netivation remodel of 1040 sF      23d   5/1/98      6/2/98
      of space
-----------------------------------------------------------------------------------------------------
 2    Review and execute lease            1d   5/1/98      5/1/98
-----------------------------------------------------------------------------------------------------
 3    Carpet order and deliver            9d   5/4/98      5/14/98            2
-----------------------------------------------------------------------------------------------------
 4    Install carpet and base             1d   5/15/98     5/15/98            3
-----------------------------------------------------------------------------------------------------
 5    HVAC rough in                       8d   5/598       5/15/98     2.6SF-1d
-----------------------------------------------------------------------------------------------------
 6    Ceiling grid                        2d   5/18/98     5/19/98            4
-----------------------------------------------------------------------------------------------------
 7    Frame new walls                     1d   5/20/98     5/20/98            6
-----------------------------------------------------------------------------------------------------
 8    Cut opening between spaces          1d   5/21/98     5/21/98            7
-----------------------------------------------------------------------------------------------------
 9    Gypd hang tape and finish           5d   5/21/98     5/27/98            7
-----------------------------------------------------------------------------------------------------
10    Paint                               1d   5/28/98     5/28/98            9
-----------------------------------------------------------------------------------------------------
11    Install cabinets                    1d   5/29/98     5/29/98           10
-----------------------------------------------------------------------------------------------------
12    Install windowsills and blinds      2d   5/29/98     6/1/98            10
-----------------------------------------------------------------------------------------------------
13    Trim plumbing and electrical        1d   5/29/98     5/29/98           10
-----------------------------------------------------------------------------------------------------
14    Clean up                            1d   6/2/98      6/2/98      11,12,13
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------
ID    May 3    May 10     May 17     May 24     May 31    June 7
------------------------------------------------------------------
 1      Review and execute lease
----
 2              Carpet order and deliver
                Install carpet and base
----
 3                 HVAC rough in
----
 4                       Ceiling grid
----
 5                         Frame new walls
----
 6                           Cut opening between spaces
                                  Gypd hang. tape and finish
----
 7                                     Paint
----
 8                                      Install carpet
----
 9                                         Install windowsill
                                           and blinds
----
10                                      Trim plumbing and
                                        electrical
                                            Clean Up
----
11
----
12
----
13
----
14
----